SECURITIES and EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 23, 2001

                            Coffee Holding Co., Inc.

             (Exact name of registrant as specified in its charter)

           Nevada                      333-00588-NY               11-2238111

(State or other Jurisdiction         (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

                4401 First Avenue, Brooklyn, New York 11232-0005

                    (Address of principal executive offices)

                                 (718) 832-0800

              (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant.

      (a) On October 23, 2001, the accounting firm of J.H. Cohn, LLP ("Cohn") resigned as independent accountants of Coffee Holding Co., Inc. ("Coffee").

            For Coffee's fiscal years ended October 31, 2000 and 1999, Cohn's report on the financial statements of Coffee did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

            During Coffee's two most recent fiscal years and the interim period preceding the resignation of Cohn, there were no disagreements between Coffee and Cohn on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

            During Coffee's two most recent fiscal years and the interim period preceding the resignation of Cohn, Cohn did not advise Coffee of any of the following:

      (i) Internal controls necessary for Coffee to develop reliable financial statements did not exist;

      (ii) Information had come to Cohn's attention that led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

      (iii) The need to expand significantly the scope of its audit or that information had come to its attention that if further investigated may: (1) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (2) cause it to be unwilling to rely on management's representations or be associated with Coffee's financial statements, or

      (iv) Information had come to its attention that it had concluded materially impacted the fairness or reliability of either: (1) a previously issued audit report or the underlying financial statements or (2) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

      (b) On October 25, 2001, Coffee's Board of Directors approved the engagement of Lazar Levine & Felix, LLP ("Lazar") as the Company's principal accountant to audit Coffee's financial statements. Neither Coffee nor anyone acting on its behalf consulted with Lazar prior to its engagement regarding (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Coffee's financial statements for which disclosure would be required by Item 304(a)(2) of Regulation S-K or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(i)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(i)(v) of Regulation S-K).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COFFEE HOLDING CO., INC.

                                       By: /s/ Andrew Gordon
                                           -------------------------------------
                                           Andrew Gordon, President

October 29, 2001

                                    EXHIBITS

      16    Letter of J.H. Cohn, LLP regarding change in certifying accountant.